SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C.  20549




                             FORM 8-K


      CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                  SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)              APRIL 24, 1997



                       CHESAPEAKE ENERGY CORPORATION
          (Exact name of Registrant as specified in its Charter)



   OKLAHOMA                            1-13726                     73-1395733
(State or other jurisdiction        (Commission                  (IRS Employer
    of incorporation)               File Number)             Identification No.)


          6100 NORTH WESTERN AVENUE,  OKLAHOMA CITY,  OKLAHOMA     73118
    (Address of principal executive offices)                     (Zip Code)

                         (405) 848-8000
       (Registrant's telephone number, including area code)

             INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.   OTHER EVENTS

     On April 24, 1997, Chesapeake Energy Corporation ("Chesapeake") issued a press release reporting third quarter and first nine months fiscal 1997 results. The April 24, 1997 press release is filed herewith as Exhibit 99 and incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.   The following exhibit is filed herewith:

          99   Press Release issued by the Registrant on April 24, 1997.

                             SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                              CHESAPEAKE ENERGY CORPORATION

                              By: MARCUS C. ROWLAND
                                  Marcus C. Rowland
                                  Vice President - Chief Financial Officer

Dated: April 28, 1997

                          EXHIBIT INDEX

EXHIBIT   DESCRIPTION                             METHOD OF FILING
99        Press Release issued by the Registrant  Filed herewith electronically on April 24, 1997.

                                 CONTACT: MARC ROWLAND, CHIEF FINANCIAL OFFICER
                                                        (405)848-8000, EXT. 232

FOR IMMEDIATE RELEASE                TOM PRICE, JR.,VICE PRESIDENT-
APRIL 24, 1997                                CORPORATE DEVELOPMENT
                                            (405)848-8000, EXT. 257


                CHESAPEAKE ENERGY CORPORATION REPORTS THIRD QUARTER
                   AND FIRST NINE MONTHS FISCAL 1997 RESULTS

OKLAHOMA CITY, OKLAHOMA, APRIL 24, 1997 -- Chesapeake Energy Corporation today reported its financial results for the fiscal 1997 third quarter ended March 31, 1997. For the quarter, Chesapeake reported net income of $16 million, or $0.22 per common share, on total revenue of $83 million. This is a 100% increase over fiscal 1996's third quarter net income of $8 million, or $0.13 per common share, on total revenue of $44 million. Cash flow from operating activities for the third quarter of fiscal 1997 increased 96% to $51 million from $26 million in the third quarter of fiscal 1996.

For the nine months ended March 31, 1997, Chesapeake reported income before extraordinary items of $41 million, or $0.60 per common share, on revenue of $206 million. This is a 156% increase over net income of $16 million, or $0.28 per common share, on revenue of $100 million for the nine months ended March 31, 1996. Cash flow from operations for the current nine months increased to $128 million from $62 million, or a 106% increase over the comparable nine month period.

                       PRODUCTION VOLUMES REACH RECORD LEVELS

For the third quarter of fiscal 1997, Chesapeake's oil and natural gas production totaled 21 billion cubic feet of natural gas equivalent (Bcfe), an increase of 31% compared to the 16 Bcfe produced in the fiscal 1996 third quarter. Average prices received were $2.55 per thousand cubic feet of natural gas (Mcf) and $21.55 per barrel of oil, for a natural gas equivalent (Mcfe) price of $2.79, compared to an Mcfe price of $1.99 in last year's third quarter.

Production for the first nine months of fiscal 1997 totaled 57 Bcfe, an increase of 33% compared to the 43 Bcfe produced in last year's first nine months. Average prices received during the first nine months of fiscal 1997 were $2.31 per Mcf and $21.74 per barrel of oil, for an Mcfe price of $2.57, compared to an Mcfe price of $1.81 in last year's first nine months.

                         AUSTIN CHALK ACTIVITY UPDATE

Chesapeake is currently conducting operations on twelve wells in the Louisiana Austin Chalk Trend, eight of which are currently drilling horizontally. This group of wells consist of the Hays 9, Vanply 21, Hecht 26, and Vanderlick 33 wells in Masters Creek, the Neil Smith 78, Zachary 98, and Schexnayder 5 in Baton Rouge and the Weyerhauser 19 in Livingston. Additionally, the company is drilling vertically on the Johnson 12 in Masters Creek, the Swanson 28 in Baton Rouge, and the Vastar 1 and Temple 9 in South Brookeland.

In the Independence portion of the Giddings Field in Texas, Chesapeake's Brown #1-H has produced 2.0 Bcfe in its first 24 days of production, and the well is currently producing approximately 75,000 Mcfe per day. Two miles west of the Brown, the company is currently drilling vertically at the Wackman #1-H. Seven miles east of the Brown, Chesapeake has temporarily abandoned its Bosse #1-H because of poor hydrocarbon shows.

In the Navasota River portion of the Giddings Field, Chesapeake is currently utilizing seven rigs to continue developing its leasehold in this area.

                                OTHER ACTIVITY

In other areas, Chesapeake is drilling with four rigs in the Knox Field, four rigs in Sholem Alechem, and one rig in each of the Arkoma Basin, Anadarko Basin, Lovington area, and Williston Basin.


Chesapeake Energy Corporation is an independent oil and natural gas producer headquartered in Oklahoma City which specializes in utilizing advanced seismic, drilling and completion technologies to develop new reserves of oil and natural gas. The company's operations are focused on exploratory and developmental drilling in major onshore producing areas of the United States.

                               ####

THE INFORMATION IN THIS RELEASE INCLUDES CERTAIN FORWARD-LOOKING STATEMENTS THAT ARE BASED ON ASSUMPTIONS THAT IN THE FUTURE MAY PROVE NOT TO HAVE BEEN ACCURATE. THOSE STATEMENTS, AND CHESAPEAKE ENERGY CORPORATION'S BUSINESS AND PROSPECTS, ARE SUBJECT TO A NUMBER OF RISKS, INCLUDING PRODUCTION VARIANCES FROM EXPECTATION, VOLATILITY OF OIL AND GAS PRICES, THE NEED TO DEVELOP AND REPLACE ITS RESERVES, THE SUBSTANTIAL CAPITAL EXPENDITURES REQUIRED TO FUND ITS OPERATIONS, ENVIRONMENTAL RISKS, DRILLING AND OPERATING RISKS, RISKS RELATED TO EXPLORATORY AND DEVELOPMENTAL DRILLING, UNCERTAINTIES ABOUT ESTIMATES OF RESERVES, COMPETITION, GOVERNMENT REGULATION, AND THE ABILITY OF THE COMPANY TO IMPLEMENT ITS BUSINESS STRATEGY. THESE AND OTHER RISKS ARE DESCRIBED IN THE COMPANY'S REPORTS THAT ARE AVAILABLE FROM THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

                             CHESAPEAKE ENERGY CORPORATION AND SUBSIDIARIES
                                   CONSOLIDATED STATEMENTS OF INCOME
                                  ($ in 000's, except per share data)

THREE MONTHS ENDED:                                      MARCH 31, 1997                    MARCH 31, 1996
                                                   ------------------------------      -------------------------
                                                   $                       $/MCFE      $                  $/MCFE
                                                   -------                 ------      --------           ------
REVENUES:
   Oil and gas sales                                57,399                  2.79         30,887           1.99
   Oil and gas marketing sales                      22,410                  1.09         11,558           0.75
   Oil and gas service operations                   -                          -          1,700           0.11
   Interest and other                                3,277                  0.16            250           0.02
                                                   -------                 ------      --------           ------
     Total revenues                                 83,086                  4.04         44,395           2.87
                                                   -------                 ------      --------           ------
EXPENSES:
   Production expenses and taxes                     4,308                  0.21          2,136           0.14
   Oil and gas marketing expenses                   21,747                  1.06         10,788           0.70
   Oil and gas service operations                   -                          -          1,244           0.08
   Depreciation, depletion, and
     amortization of oil and gas properties         24,663                  1.20         13,035           0.84
   Depreciation and amortization of other assets       873                  0.04            766           0.05
   General and administrative                        2,481                  0.12          1,435           0.09
   Interest                                          3,654                  0.18          3,173           0.21
                                                   -------                 ------      --------           ------
      Total expenses                                57,726                  2.81         32,577           2.11
                                                   -------                 ------      --------           ------
Income Before Income Tax and Extraordinary Item     25,360                  1.23         11,818           0.76
Provision for Income Tax Expense                     9,255                  0.45          4,195           0.27
                                                   -------                 ------      --------           ------
Income Before Extraordinary Item                    16,105                  0.78          7,623           0.49

EXTRAORDINARY ITEM:
   Loss on early extinguishment of debt,
     net of applicable income tax of $101             (177)                  -              -              -
                                                   -------                 ------      --------           ------

NET INCOME                                          15,928                  0.78          7,623           0.49
                                                   =======                 ======      ========           ======
NET EARNINGS PER COMMON SHARE AND
COMMON EQUIVALENT SHARE (PRIMARY)
  INCOME BEFORE EXTRAORDINARY ITEM                    0.22                   -             0.13            -
  EXTRAORDINARY ITEM                                   -                     -              -              -
                                                   -------                 ------      --------           ------
  NET INCOME                                          0.22                   -             0.13            -
                                                   =======                 ======      ========           ======
NET EARNINGS PER COMMON SHARE AND
COMMON EQUIVALENT SHARE (FULLY DILUTED)
  INCOME BEFORE EXTRAORDINARY ITEM                    0.22                   -             0.13            -
  EXTRAORDINARY ITEM                                   -                     -              -              -
                                                   -------                 ------      --------           ------
  NET INCOME                                          0.22                   -             0.13            -
                                                   =======                 ======      ========           ======
AVERAGE COMMON SHARES AND COMMON
EQUIVALENT SHARES OUTSTANDING
  PRIMARY                                           73,493                   -           58,470            -
  FULLY DILUTED                                     73,493                   -           58,642            -
                                                   =======                 ======      ========           ======
CASH FLOW FROM OPERATING ACTIVITIES<F1>             50,896                  2.48         25,619           1.65
                                                   =======                 ======      ========           ======
THOUSANDS OF BARRELS OF OIL (MBBL):                    801                 + 134%           342
MILLIONS OF CUBIC FEET OF GAS (MMCF):               15,742                 +  17%        13,462
MILLIONS OF CUBIC FEET OF GAS EQUIVALENTS           20,548                 +  32%        15,514
(MMCFE):
AVERAGE PRICE/BARREL                               $ 21.55                 +  17%       $ 18.44
AVERAGE PRICE/MCF                                   $ 2.55                 +  39%       $  1.83
AVERAGE GAS EQUIVALENT PRICE/MCFE                   $ 2.79                 +  40%       $  1.99
_______________

<F1>  Income before extraordinary item plus depreciation, depletion and amortization expense, and the provision for deferred income taxes.

NINE MONTHS ENDED:                                       MARCH 31, 1997                    MARCH 31, 1996
                                                   -------------------------------       ---------------------
                                                  $                        $/MCFE       $              $/MCFE
                                                  --------                 ------       -------        -------
REVENUES:
   Oil and gas sales                               147,566                  2.57         77,237           1.81
   Oil and gas marketing sales                      52,429                  0.92         15,345           0.36
   Oil and gas service operations                     -                        -          5,317           0.12
   Interest and other                                5,793                  0.10          2,041           0.05
                                                  --------                  -----        ------        -------
     Total revenues                                205,788                  3.59         99,940           2.34
                                                  --------                  -----        ------        -------
EXPENSES:
   Production expenses and taxes                    10,182                  0.18          5,839           0.14
   Oil and gas marketing expenses                   51,295                  0.89         14,554           0.34
   Oil and gas service operations                     -                      -            4,263           0.10
   Depreciation, depletion, and
     amortization of oil and gas properties         60,906                  1.06         35,268           0.83
   Depreciation and amortization of other assets     2,709                  0.05          2,151           0.05
   General and administrative                        6,220                  0.11          3,347           0.08
   Interest                                          9,870                  0.17          9,717           0.22
                                                  --------                  -----        ------        -------
      Total expenses                               141,182                  2.46         75,139           1.76
                                                  --------                  -----        ------        -------
Income Before Income Tax and Extraordinary Item     64,606                  1.13         24,801           0.58
Provision for Income Tax Expense                    23,580                  0.41          8,804           0.21
Income Before Extraordinary Item                    41,026                  0.72         15,997           0.37

EXTRAORDINARY ITEM:
   Loss on early extinguishment of debt,
     net of applicable income tax of $3,804         (6,620)                (0.12)          -               -
                                                  --------                  -----        ------        -------
NET INCOME                                          34,406                  0.60         15,997           0.37
                                                  ========                  =====        ======        =======

NET EARNINGS PER COMMON SHARE AND
COMMON EQUIVALENT SHARE (PRIMARY)
   INCOME BEFORE EXTRAORDINARY ITEM                   0.60                   -             0.28            -
   EXTRAORDINARY ITEM                                (0.10)                  -              -              -
                                                  --------                  -----        ------        -------
   NET INCOME                                         0.50                   -             0.28            -
                                                  ========                  =====        ======        =======
NET EARNINGS PER COMMON SHARE AND
COMMON EQUIVALENT SHARE (FULLY DILUTED)
   INCOME BEFORE EXTRAORDINARY ITEM                   0.60                   -             0.27            -
   EXTRAORDINARY ITEM                                (0.10)                  -              -              -
                                                  --------                  -----        ------        -------
   NET INCOME                                         0.50                   -             0.27            -
                                                  ========                  =====        ======        =======
AVERAGE COMMON SHARES AND COMMON
EQUIVALENT SHARES OUTSTANDING
   PRIMARY                                          68,683                   -           57,984            -
   FULLY DILUTED                                    68,680                   -           58,692            -
                                                  ========                  =====        ======        =======
CASH FLOW FROM OPERATING ACTIVITIES<F1>            128,221                  2.24         62,220           1.46
                                                  ========                  =====        ======        =======

THOUSANDS OF BARRELS OF OIL (MBbl):                  1,917                  + 85%         1,036
MILLIONS OF CUBIC FEET OF GAS (MMcf):               45,837                  + 26%        36,410
MILLIONS OF CUBIC FEET OF GAS EQUIVALENTS (Mmcfe):  57,339                  + 35%        42,628

AVERAGE PRICE/BARREL                               $ 21.74                  + 25%        $ 17.46
AVERAGE PRICE/MCF                                   $ 2.31                  + 43%         $ 1.62
AVERAGE GAS EQUIVALENT PRICE/MCFE                   $ 2.57                  + 42%         $ 1.81
_________________

<F1>
Income before extraordinary item plus depreciation, depletion and amortization expense, and the provision for deferred income taxes.